UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 13, 2013

LGI HOMES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281) 362-8998

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

LGI Transaction.

On November 13, 2013, concurrently with the closing of the initial public offering of LGI Homes, Inc. (“we,” “our” or “us”), we acquired from Thomas Lipar, one of our founders and a holder of more than five percent of our common stock, Eric Lipar, our Chief Executive Officer, Chairman of the Board and holder of more than five percent of our common stock, and their affiliates, all of the equity interests of LGI Homes Group, LLC, LGI Homes Corporate, LLC, LGI Homes II, LLC, LGI Homes—Sunrise Meadow, LLC, LGI Homes—Canyon Crossing, LLC, LGI Homes—Deer Creek, LLC and their subsidiaries (collectively referred to in this report as our “predecessor”), in exchange for 10,003,358 shares of our common stock, including 2,161,580 shares of common stock issued to the non-controlling interests in a subsidiary of our predecessor. As a result, the entities that made up our predecessor became our wholly-owned subsidiaries. We refer to the transactions described in this paragraph as the “LGI Transaction.”

GTIS Transaction.

Our predecessor owned a minority interest in and managed the day-to-day operations of LGI-GTIS Holdings, LLC, LGI-GTIS Holdings II, LLC, LGI-GTIS Holdings III, LLC and LGI-GTIS Holdings IV, LLC (collectively, the “LGI/GTIS Joint Ventures”), four unconsolidated joint ventures between our predecessor and GTIS Partners, LP, a global real estate investment firm, and its affiliated entities (collectively, “GTIS”). On November 13, 2013, concurrently with the closing of our initial public offering, we acquired from GTIS all of GTIS’s equity interests in the LGI/GTIS Joint Ventures in exchange for aggregate consideration of $41.4 million, consisting of 409,091 shares of our common stock and a cash payment of approximately $36.9 million from the net proceeds of our initial public offering. We refer to the transactions described in this paragraph as the “GTIS Transaction”.

We refer to LGI Transaction and to the GTIS Transaction together as the “Formation Transactions”.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Formation Transactions described in Item 2.01 above, we issued an aggregate of 10,412,449 shares of common stock to owners of our predecessor and their affiliates, that are the subject of the Formation Transactions.

The securities described above were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder on the basis that these transactions do not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The following financial statements are incorporated by reference from our Prospectus dated November 6, 2013 and filed pursuant to Rule 424(b) under the Securities Act.

LGI Homes, Inc. Historical Financial Statements (1)

Report of Independent Registered Public Accounting Firm

Balance Sheet as of July 9, 2013

Notes to the Balance Sheet

LGI Homes Group (Predecessor) Historical Financial Statements

Report of Independent Registered Public Accounting Firm

Combined Balance Sheets as of June 30, 2013 (unaudited) and December 31, 2012 and 2011

(1)	Refers to the historical financial statements and notes thereto of LGI Homes, Inc. as the acquirer in the Formation Transactions described in Item 2.01 above.

Combined Statement of Operations for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

Combined Statements of Equity from January 1, 2011 to June 30, 2013 (unaudited)

Combined Statements of Cash Flows for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

Notes to the Combined Financial Statements for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

LGI-GTIS Holdings, LLC and Subsidiaries Historical Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of June 30, 2013 (unaudited) and December 31, 2012 and 2011

Consolidated Statements of Operations for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

Consolidated Statements of Members’ Equity from January 1, 2011 to June 30, 2013 (unaudited)

Consolidated Statements of Cash Flows for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

Notes to the Consolidated Financial Statements for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

LGI-GTIS Holdings II, LLC and Subsidiaries Historical Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of June 30, 2013 (unaudited) and December 31, 2012 and 2011

Consolidated Statements of Operations for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

Consolidated Statements of Members’ Equity from January 1, 2011 to June 30, 2013 (unaudited)

Consolidated Statements of Cash Flows for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

Notes to the Consolidated Financial Statements for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), and the years ended December 31, 2012 and 2011

LGI-GTIS Holdings III, LLC and Subsidiaries Historical Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of June 30, 2013 (unaudited) and December 31, 2012 and 2011

Consolidated Statements of Operations for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), the year ended December 31, 2012, and the period March 2, 2011 (inception) through December 31, 2011

Consolidated Statements of Members’ Equity from March 2, 2011 (inception) to June 30, 2013 (unaudited)

Consolidated Statements of Cash Flows for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), the year ended December 31, 2012 and the period March 2, 2011 (inception) through December 31, 2011

Notes to the Consolidated Financial Statements for the six months ended June 30, 2013 (unaudited) and 2012 (unaudited), the year ended December 31, 2012 and the period March 2, 2011 (inception) through December 31, 2011

LGI-GTIS Holdings IV, LLC and Subsidiaries Historical Financial Statements

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of June 30, 2013 (unaudited) and December 31, 2012

Consolidated Statements of Operations for the six months ended June 30, 2013 (unaudited), and the period October 31, 2012 (inception) through December 31, 2012

Consolidated Statements of Members’ Equity from October 31, 2012 (inception) to June 30, 2013 (unaudited)

Consolidated Statements of Cash Flows for the six months ended June 30, 2013 (unaudited), and the period October 31, 2012 (inception) through December 31, 2012

Notes to the Consolidated Financial Statements for the six months ended June 30, 2013 (unaudited), and the period October 31, 2012 (inception) through December 31, 2012

(b)	Pro Forma Financial Information. The following pro forma financial statements are incorporated by reference from our Prospectus dated November 6, 2013 and filed pursuant to Rule 424(b) under the Securities Act.

LGI Homes, Inc. Pro Forma Financial Statements

Pro Forma Balance Sheet as of June 30, 2013 (unaudited) and Notes to the Unaudited Pro Forma Balance Sheet

Pro Forma Statements of Operations for the six months ended June 30, 2013 (unaudited) and the year ended December 31, 2012 (unaudited), and Notes to the Unaudited Pro Forma Statements of Operations

(d)	Exhibits.

Exhibit Number	Description

2.1	The Purchase Agreement between GTIS LGI I LP and LGI Homes, Inc., dated August 28, 2013, as amended on October 24, 2013.

2.2	The Purchase Agreement between GTAM Mallard LLC and LGI Homes, Inc., dated August 28, 2013, as amended on October 24, 2013.

2.3	The Purchase Agreement between GTIS LGI LP and LGI Homes, Inc., dated August 28, 2013, as amended on October 24, 2013.

2.4	The Purchase Agreement among GTIS US Residential Strategies Fund LP, LGI IV Blocker LLC and LGI Homes, Inc., dated August 28, 2013 as amended on October 24, 2013.

2.5	Contribution Agreement dated November 13, 2013, among LGI Homes, Inc., EDSS Holdings, LP, LGI Investment Fund II, LP, LGI Investment Fund III, LP, Eric T. Lipar, GTIS LGI I LP, GTAM Mallard LLC, GTIS LGI LP, LGI IV Blocker LLC, GTIS US Residential Strategies Fund LP, RE Finance Partners, Ltd. and Thomas E. Lipar.

2.6	The Assignment, Assumption and Admission Agreement dated November 13, 2013, among Thomas Lipar, Eric Lipar, RE Finance Partners, Ltd. and LGI Homes, Inc., whereby Thomas Lipar, Eric Lipar and RE Finance Partners, Ltd. contributed their interests in LGI Homes Corporate, LLC to LGI Homes, Inc. in exchange for 1,567,072, 522,357, and 368,723 shares of Common Stock, respectively.

2.7	The Assignment, Assumption, Joinder and Admission Agreement dated November 13, 2013 between LGI Investment Fund III, LP and LGI Homes, Inc., whereby LGI Investment Fund III, LP contributed its entire right, title and interest in LGI Fund III Holdings, LLC to LGI Homes, Inc. in exchange for 2,161,580 shares of Common Stock.

2.8	The Assignment, Assumption and Admission Agreement dated November 13, 2013, among EDSS Holdings, LP, LGI Investment Fund II, LP and LGI Homes, Inc., whereby EDSS Holdings, LP and LGI Investment Fund II, LP contributed their interests in LGI Homes Group, LLC to LGI Homes, Inc. in exchange for 2,339,297 and 2,327,629 shares of Common Stock, respectively.

2.9	The Assignment and Assumption of Membership Interests dated November 13, 2013, among LGI Homes, Inc., Thomas Lipar and LGI GP, LLC, whereby Thomas Lipar contributed 100% of his beneficial interest in the assets and liabilities of each of LGI Homes II, LLC (formerly LGI Homes, Ltd.), LGI Homes—Sunrise Meadow, LLC (formerly LGI Homes—Sunrise Meadow, Ltd.), and LGI Homes—Canyon Crossing, LLC (formerly LGI Homes—Canyon Crossing, Ltd.) to LGI Homes, Inc. in exchange for 716,700 shares of Common Stock, and LGI GP, LLC sold to LGI Homes, Inc. its 1% member interests in such entities for $1.00 each.

2.10	The Assignment, Assumption and Admission Agreement dated November 13, 2013, among Thomas Lipar, Eric Lipar and LGI Homes, Inc., whereby Thomas Lipar contributed his 90% interest and Eric Lipar contributed his 10% interest in LGI Homes—Deer Creek, LLC to LGI Homes, Inc. for $10.00.

99.1	Financial Statements of Businesses Acquired (also includes the historical financial statements and notes thereto of LGI Homes, Inc. as the acquirer in the Formation Transactions described in Item 2.01 of this Current Report on Form 8-K).

99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGI HOMES, Inc.

Dated: November 15, 2013	By:	/s/ Eric T. Lipar
Eric T. Lipar
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	The Purchase Agreement between GTIS LGI I LP and LGI Homes, Inc., dated August 28, 2013, as amended on October 24, 2013.

2.2	The Purchase Agreement between GTAM Mallard LLC and LGI Homes, Inc., dated August 28, 2013, as amended on October 24, 2013.

2.3	The Purchase Agreement between GTIS LGI LP and LGI Homes, Inc., dated August 28, 2013, as amended on October 24, 2013.

2.4	The Purchase Agreement among GTIS US Residential Strategies Fund LP, LGI IV Blocker LLC and LGI Homes, Inc., dated August 28, 2013 as amended on October 24, 2013.

2.5	Contribution Agreement dated November 13, 2013, among LGI Homes, Inc., EDSS Holdings, LP, LGI Investment Fund II, LP, LGI Investment Fund III, LP, Eric T. Lipar, GTIS LGI I LP, GTAM Mallard LLC, GTIS LGI LP, LGI IV Blocker LLC, GTIS US Residential Strategies Fund LP, RE Finance Partners, Ltd. and Thomas E. Lipar.

2.6	The Assignment, Assumption and Admission Agreement dated November 13, 2013, among Thomas Lipar, Eric Lipar, RE Finance Partners, Ltd. and LGI Homes, Inc., whereby Thomas Lipar, Eric Lipar and RE Finance Partners, Ltd. contributed their interests in LGI Homes Corporate, LLC to LGI Homes, Inc. in exchange for 1,567,072, 522,357, and 368,723 shares of Common Stock, respectively.

2.7	The Assignment, Assumption, Joinder and Admission Agreement dated November 13, 2013 between LGI Investment Fund III, LP and LGI Homes, Inc., whereby LGI Investment Fund III, LP contributed its entire right, title and interest in LGI Fund III Holdings, LLC to LGI Homes, Inc. in exchange for 2,161,580 shares of Common Stock.

2.8	The Assignment, Assumption and Admission Agreement dated November 13, 2013, among EDSS Holdings, LP, LGI Investment Fund II, LP and LGI Homes, Inc., whereby EDSS Holdings, LP and LGI Investment Fund II, LP contributed their interests in LGI Homes Group, LLC to LGI Homes, Inc. in exchange for 2,339,297 and 2,327,629 shares of Common Stock, respectively.

2.9	The Assignment and Assumption of Membership Interests dated November 13, 2013, among LGI Homes, Inc., Thomas Lipar and LGI GP, LLC, whereby Thomas Lipar contributed 100% of his beneficial interest in the assets and liabilities of each of LGI Homes II, LLC (formerly LGI Homes, Ltd.), LGI Homes—Sunrise Meadow, LLC (formerly LGI Homes—Sunrise Meadow, Ltd.), and LGI Homes—Canyon Crossing, LLC (formerly LGI Homes—Canyon Crossing, Ltd.) to LGI Homes, Inc. in exchange for 716,700 shares of Common Stock, and LGI GP, LLC sold to LGI Homes, Inc. its 1% member interests in such entities for $1.00 each.

2.10	The Assignment, Assumption and Admission Agreement dated November 13, 2013, among Thomas Lipar, Eric Lipar and LGI Homes, Inc., whereby Thomas Lipar contributed his 90% interest and Eric Lipar contributed his 10% interest in LGI Homes—Deer Creek, LLC to LGI Homes, Inc. for $10.00.

99.1	Financial Statements of Businesses Acquired (also includes the historical financial statements and notes thereto of LGI Homes, Inc. as the acquirer in the Formation Transactions described in Item 2.01 of this Current Report on Form 8-K).

99.2	Pro Forma Financial Information.